UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Action Products International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Action Products International, Inc.

1101 North Keller Road, Suite E, Orlando, Florida 32810

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

To be held on May 31, 2007

To our Shareholders:

The 2007 Annual Meeting of Shareholders of Action Products International, Inc. will be held at the 10:00 a.m., on May 31, 2007 at 10:00 a.m. local time at our corporate offices at 1101 North Keller Road, Suite E, Orlando, Florida. At the meeting, shareholders will consider and vote on the following matters:

•	To elect four members to our Board of Directors; and

•	Any other matter that may properly come before the meeting.

Shareholders of record at the close of business on May 2, 2007 are entitled to vote at the meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. Your prompt response is necessary to assure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

If you choose to attend the meeting, you will be asked to present valid picture identification and, if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your common share ownership as of May 2, 2007.

By order of the Board of Directors,

/s/ RONALD S. KAPLAN
Chairman of the Board of Directors
Orlando, Florida
May 11, 2007

Action Products International, Inc.

1101 North Keller Road, Suite E, Orlando, Florida 32810

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

May 31, 2007

This proxy statement contains information about the 2007 Annual Meeting of Shareholders of Action Products International, Inc. The meeting will be held on May 31, 2007, beginning at 10:00 a.m., local time, at our corporate offices at 1101 North Keller Road, Suite E, Orlando, Florida 32810.

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors of Action Products International, Inc. for use at the annual meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted for the persons nominated by our Board to serve as our Directors.

A shareholder may revoke any proxy at any time before it is exercised by giving our corporate secretary written notice to that effect.

Our Annual Report to Shareholders for the fiscal year ended December 31, 2006 is being mailed to shareholders with the mailing of these proxy materials on or about May 16, 2007.

A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to:

Action Products International, Inc.

Attn.: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote at the meeting?

Only holders of record of our common shares, par value $0.001, at the close of business on May 2, 2007, the record date for the meeting, are entitled to notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will consider and vote on the election of four members to serve as our Board of Directors until the 2008 Annual Meeting of Shareholders. The shareholders will also act on any other business that may properly come before the meeting.

What are the voting rights of the holders of common shares?

As of the close of business on May 2, 2007, the record date, we had 5,435,046 common shares outstanding. Each common share is entitled to one vote on each matter on which it may vote. With respect to the election of directors, holders of common shares, voting as a class, will elect all of the Directors Other than our common shares, we have no other outstanding securities entitled to vote on the matters to be voted at the meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

You can vote in one of two ways. You can vote by mail or you can vote in person at the meeting.

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

Yes, you can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”

If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date, May 2, 2007, in order to be admitted to the meeting. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the common shares issued, outstanding and entitled to vote at the meeting are present in person or by proxy.

Common shares represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of Directors. The four nominees receiving the highest number of votes cast at the meeting by the common shareholders will be elected as the Directors, regardless of whether that number represents a majority of the votes cast. Shareholders do not have a right to cumulate votes for election of directors.

Other matters. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve other matters to be voted on at the meeting.

How will votes be counted?

Each common share will be counted as one vote according to the instructions contained on a proper proxy card or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if either the record holder abstains from voting on a particular matter or are broker non-votes. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

Who will count the votes?

The votes will be counted, tabulated and certified by a local notary public office, to be designated by our Board of Directors prior to the meeting. We expect that a representative of Moore Stephens Lovelace, P.A., our independent accountants, serve as the Inspector of Elections.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or there is a contested election for the Board of Directors.

How does the Board of Directors recommend that shareholders vote on the proposals?

The Board of Directors recommends that shareholders vote for the election of the four nominees to serve as the Directors on the Board of Directors.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

The presiding officer at the meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our bylaws will be considered.

Only a natural person present at the Annual Meeting who either is a shareholder or is properly acting on behalf of a shareholder may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-QSB for the second quarter of 2007, which we expect to file with the Securities and Exchange Commission in August 2007.

How and when may I submit a shareholder proposal for the 2008 Annual Meeting of Shareholders?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2008 Annual Meeting of Shareholders, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2008 Annual Meeting of Shareholders at our principal corporate offices in Orlando, Florida as set forth below no later than January 15, 2008.

If a shareholder wishes to present a proposal before the 2008 Annual Meeting of Shareholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the shareholder must also give written notice to us at the address noted below. The required notice must be received by us at least sixty days prior to such meeting. If a shareholder fails to provide timely notice of a proposal to be presented at the 2008 Annual Meeting of Shareholders, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal. Any proposals or notices should be sent to:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone by our directors, officers or employees who will receive no additional compensation for such services.

How can I obtain an Annual Report on Form 10-KSB?

If you would like a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006, we will send you one without charge. Please contact:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

Whom should I contact if I have any questions?

If you have any questions about the annual meeting or your ownership of our common shares, please contact the office of our secretary, at the address or telephone number listed above.

What is “householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSALS

ELECTION OF DIRECTORS

Our Board has nominated for election at the meeting a slate of four nominees to serve as Directors—Ronald S. Kaplan, Scott Runkel, Ann E.W. Stone, and Cecilia Sternberg. Each of Messrs. Kaplan and Runkel and Ms. Stone are currently serving on the Board. Dr. Barry Render is currently a member of the Board of Directors but was not nominated for re-election by our Board of Directors.

The directors are to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors.

The following paragraphs provide information as of the date of this proxy statement about each nominee for the Board of Directors. The information presented includes information each director has given us about the director’s age, all positions the director holds with us, the director’s principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director serves as a director. Information about the number of common shares beneficially owned by each director, directly or indirectly, as of May 2, 2007, appears under the heading “Security Ownership of Management.” There are no family relationships among any of our directors and executive officers.

The Board of Directors recommends that our shareholders vote “FOR” for the four nominees for election to the Board of Directors.

Nominees for Directors

Ronald S. Kaplan, Chairman, Chief Executive Officer, and Chief Financial Officer. Ronald Kaplan has served as our company’s Chief Executive Officer since 1996, Chairman since November 2005 and Chief Financial Officer since September 2006. He is the son of our company’s Founder, Judith Kaplan, and Warren Kaplan, who was the former Chairperson. Prior to becoming our Chief Executive officer, Mr. Kaplan was President and Chief Operating Officer of Logo America, an apparel and promotional products sales and manufacturing business. Prior to then, Mr. Kaplan’s professional experience includes retail store operations, wholesale sales, marketing, purchasing and service in the United States Army where he held a secret clearance level. Mr. Kaplan’s experience also includes several corporate divestitures and acquisitions. Mr. Kaplan also serves on the Board of Trustees of the Orlando Science Center, and on the Board of Directors of the American Specialty Toy Retailers Association.

Scott Runkel, Director. Scott Runkel, a member of our Board of Directors since 2002, is the Chief Financial Officer of Gencor Industries Inc. (GNCI.OB), a $60 million leading manufacturer of heavy machinery used for the production of highway construction materials, based in Orlando, Florida. Mr. Runkel has over 30 years experience as a financial executive. Previously Mr. Runkel was an Audit Partner and Director of Entrepreneurial Services at Ernst & Young. He was also a partner and co-founder of Curry & Runkel Financial Services, a firm specializing in financing and consulting for privately owned businesses. He received his B.A. degree in accounting from the University of Wisconsin-Oshkosh, and is a CPA. Mr. Runkel chairs our audit committee.

Ann E. W. Stone, Director. Ann E. W. Stone, a member of our Board of Directors since 2004, is the founder and president of The Stone Group, a nationally recognized and award-winning direct marketing business. She serves on the board of The Washington Center (Women as Leaders) and the National Women’s History Museum, among others. She is also active in the National Association of Women Business Owners, Alexandria Society for the Preservation of Black Heritage, and the Animal Welfare League. A graduate of George Washington University, with a double major in history and communications, Ms. Stone did graduate work in corporate finance and management at the Wharton School of Business consortium. Ms. Stone chairs our nominating committee and serves on our audit committee.

Cecilia Sternberg, Director Nominee. Cecilia Sternberg has more than 30 years’ experience in the gifts and crafts business. In the 1970s she founded Sunburst Guild, a retail establishment of local craft and art. Ms. Sternberg was a partner and President of Cal Sternberg & Associates sales agency, where, during her tenure, sales increased from $5 million to $23 million. From 1983 to 1988, she served as a consultant for Sony Corporation’s of Japan’s Gift Division where she was responsible for developing products suitable for the gift industry in the United Sates and European markets. In 1989, Ms. Sternberg founded and is the owner and president of Accord, Inc., dba Compass marketing, a gift manufacturing company. Ms. Sternberg serves on numerous advisory boards within the gifts and crafts business.

EXECUTIVE OFFICERS AND DIRECTORS

Officers and Directors

The following sets forth the names and ages of the executive officers and directors of our company as of May 2, 2007, their respective principal occupations or employment during the past five years, and the period during which each has served as a director our company.

Name	Age	Position

Ronald S. Kaplan	41	Chief Executive Officer/Chairperson of the Board/ Chief Financial Officer/Director

Richard Malagodi	47	President/Chief Operating Officer of Action Toys & Crafts Division

Scott Runkel	59	Director

Dr. Barry Render	60	Director

Ann E. W. Stone	54	Director

Cecile Sternberg	56	Director Nominee

Each member of the Board of Directors serves for a one-year term expiring at the 2007 annual meeting of shareholders. On November 1, 2005, Ronald S. Kaplan, our company’s Chief Executive Officer, was appointed as Chairperson of the Board to fill the vacancy created in that position by the resignation of Warren Kaplan. On March 17, 2006 Mr. Alan Stone (not related to our director, Ann E.W. Stone) resigned from the Board of Directors. In July 2006, we nominated Barry Render to our Board of Directors. We accepted the resignations of, Lawrence Bernstein as President on July 31, 2006 and John Oliver as Chief Financial Officer and Secretary on September 8, 2006. Those positions were filled by Ronald Kaplan on an interim basis. All officers serve at the discretion of the Board of Directors.

Ronald S. Kaplan, Chairperson of the Board, Chief Executive Officer, and Chief Financial Officer. See “Proposals—Election of Directors—Nominees for Directors”

Richard Malagodi, President and Chief Operating Officer. Richard Malagodi has served as President and Chief Operating Officer since February 2007. Mr. Malagodi has been serving in a consulting capacity assisting us in our product development and operations since October 2006. Mr. Malagodi co-founded Opus Venture Group, LLC, a boutique venture fund that identifies, funds, and promotes products with brand potential for electronic retailers, such as QVC and HSN. From 2003 to 2006, he served as co-managing partner at Opus Venture Group. In 2003, he served as President of The Investor’s Studio/Big Idea Group. From 1999 to 2003, as part of a venture-backed turnaround, he served as president and chief executive officer in the revitalization of Kid Galaxy, Inc., a developer and marketer of toys. He co-founded International Golf Footwear, Ltd. where he served as Chief Executive officer from 1988 to 1999. He earned his B.S. in Mechanical Engineering from Northeastern University, Boston, Massachusetts.

Scott Runkel, Director. See “Proposals—Election of Directors—Nominees for Directors”

Ann E. W. Stone, Director. See “Proposals—Election of Directors—Nominees for Directors”

Dr. Barry Render, Director. Dr. Render, a member of the Board of Directors since 2006 and holder of the first endowed chair at the Crummer School, is author of over 100 articles and 10 textbooks, including the widely adopted Operations Management (7th Ed.) and Quantitative Analysis for Management (8th Ed.). He has taught at George Washington University, George Mason University, Boston University, and the University of New Orleans, and was Senior Fullbright Scholar in the Kingdom of Nepal in 1982 and 1993. At George Mason, he

held the G.M. Foundation Professorship and was chairman of the Department of Decision Sciences. He was named and AACSB Fellow in 1978 and has worked in the aerospace industry for McDonnell Douglas, G.E., and NASA. In 1996, Dr. Render was selected by Roosevelt University to receive the St. Clair Drake Award for Outstanding Scholarship. Dr. Render serves on our nominating and audit committees.

Board of Directors Meetings

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our company’s overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of our company and, in so doing, serve the best interests of our company and our shareholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to shareholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of our company’s activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors met four times in 2006 and executed one action by unanimous written consent. We do not require any director to attend the annual shareholders meeting, although we strongly encourage our board members to attend and reimburse our directors for their reasonable out-of-pocket costs to attend. Each of Messrs. Kaplan and Runkel and Dr. Render attended the 2006 Annual Meeting of Shareholders.

Committees of the Board of Directors

The Board has two standing committees – the Audit Committee and the Nominating Committee. The charters for the Audit and Nominating committees have charters that have been approved by the Board and are included as appendices to this proxy statement. Each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. They do not participate in any meeting at which their compensation is evaluated. All members of the Audit Committee and Nominating Committee are non-employee directors. Current members of the committees are named below:

Audit Committee	Nominating Committee
Scott Runkel, CPA (chair)	Ann E. W. Stone (chair)
Ann E. W. Stone	Dr. Barry Render
Dr. Barry Render

Our Board determined that matters of executive and director compensation are determined by all of the independent directors and terminated the compensation committee in 2007. Our Board determined that creating a separate compensation committee would be duplicative of the work performed by our independent directors. Several factors were considered in this determination:

•	the small size of our Board of Directors, four, a majority of which are independent,

•	the small number of our executive officers, currently two, and

•	the fact that our executive officers do not have long term contracts.

As a result, all of our independent directors participate in the determination of executive and director compensation. Our executive officers may make recommendations to our independent directors concerning executive and director compensation.

Audit Committee

The current members of the Audit Committee are Mr. Runkel, Dr. Render and Ms. Stone. Dr. Render was appointed to the Audit Committee on August 17, 2006. If Ms. Sternberg is elected to the Board of Directors, the Board anticipates appointing her to the Audit Committee. Each of Mr. Runkel, Dr. Render and Ms. Stone

qualifies as an “audit committee financial expert” under the rules of the SEC. Each of Mr. Runkel, Dr. Render, Ms. Stone and Ms. Sternberg is an “independent director” under the rules of the Nasdaq Stock Market governing the qualifications of the members of audit committees. In addition, the Board of Directors has determined that each member of the Audit Committee, and Ms. Sternberg, is financially literate and that each of Mr. Runkel, Dr. Render, Ms. Stone and Ms. Sternberg has accounting and/or related financial management expertise as required under the rules of the Nasdaq Stock Market. None of Mr. Runkel, Dr. Render, Ms. Stone or Ms. Sternberg serves on the audit committees of any other public companies. The responsibilities of the Audit Committee and its activities during 2006 are described in the Audit Committee Report contained in this proxy statement. The Audit Committee operates under a written charter adopted by the Board of Directors.

On March 23, 2006, we received a Nasdaq Staff Deficiency Letter indicating that our audit committee no longer complied with Nasdaq’s audit committee requirement as set forth in Marketplace Rule 4350. Consistent with Marketplace Rules 4350(d)(4) we were provided a cure period until the earlier of our next annual shareholders’ meeting or March 17, 2007. As of August 17, 2006 with the appointment of Dr. Render, we were in full compliance with Rule 4350(d)(2). Accordingly, Nasdaq issued a letter, dated September 26, 2006, stating that we regained compliance with Rule 4350(d)(2).

The Audit Committee operates under a written charter adopted by the Board of Directors and must review the appropriateness of its charter and perform a self-evaluation at least annually. The Audit Committee is charged with exercising the power and authority of the Board of Directors in the administration and review of:

•	the quality and integrity of our company’s financial statements,

•	compliance by our company with regulatory requirements, and

•	the selection, independence and performance of our company’s external and internal auditors.

During 2006, the Audit Committee met four times including telephonic attendance by some members. Each member serving on the committee attended all of such meetings.

Nominating Committee

The current members of the Nominating Committee are Ann E. W. Stone and Dr. Barry Render. If Ms. Sternberg is elected to the Board of Directors, the Board anticipates appointing her to the Nominating Committee. The Board has determined that each of Ms. Stone, Dr. Render and Ms. Sternberg is independent as defined under the rules of the Nasdaq Stock Market. The purpose of the Nominating Committee is to identify individuals qualified to become Board members, recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders, and oversee the evaluation of the Board.

The Nominating Committee may consider candidates recommended by our company’s shareholders as well as from other sources such as other directors and officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our company’s industry, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our company’s shareholders. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2008 Annual Meeting of Shareholders using the procedures set forth in our company’s Bylaws, it must follow the procedures described in “Nominations for Directors” elsewhere in this proxy statement. If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, he or she should submit any pertinent information regarding the candidate to the attention of:

Ann E. W. Stone

Chairperson of the Nominating Committee

Action Products International, Inc.

1101 North Keller Rd. Suite E

Orlando, FL 32810

The Nominating Committee did not meet during 2006 nor did it meet prior to the full Board selecting the nominees for election to the Board of Directors at this 2007 Annual Meeting of Shareholders. The Nominating Committee operates under a written charter adopted by the Board of Directors.

Audit Committee Report

The following is the report of the Audit Committee of the Board of Directors of Action Products International, Inc. (the “Company”) describing its review of materials and determinations with respect to the Company’s financial statements and auditors for the fiscal year ended December 31, 2006. The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, reviews the Company’s financial disclosures, and meets privately, outside the presence of management, with the Company’s independent auditors to discuss the Company’s internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors. The Audit Committee also selects and appoints the Company’s independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditors’ fees.

The Audit Committee held four meetings during 2006. The meetings were designed to facilitate and encourage communication between members of the Audit Committee and management as well as private communication between the members of the Audit Committee and the Company’s independent auditors, Moore Stephens Lovelace, P.A.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors (i) the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU§380), and (ii) the auditors’ independence from the Company and its management, including the matters in the written disclosures the Audit Committee received from the auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered the compatibility of the provision of non-audit services by the independent auditors with the auditors’ independence.

Based on its review of the audited financial statements and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006.

Scott Runkel, Chair
Ann E. W. Stone
Dr. Barry Render

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our company’s directors and executive officers, and persons who own more than ten percent of our company’s outstanding common shares to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of common shares. Such persons are required by the SEC regulations to furnish our company with copies of all such reports they file. To our knowledge, except as set forth in the following sentence, based solely on a review of the copies of such reports furnished to our company, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners were timely filed and current. On August 18, 2006, Dr. Barry Render was granted options to acquire 10,000 common shares, 5,000 shares of which are exercisable commencing February 18, 2007 and the remaining 5,000 shares are exercisable commencing August 18, 2007. The options expire August 18, 2011. The Form 4 was filed on January 31, 2007.

Code of Conduct

We have adopted a code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The text of the code is available upon request. Written requests should be addressed to Action Products International, Inc., Attn: Secretary, 1101 North Keller Rd., Suite E, Orlando, Florida 32810, or telephone (407) 660-7200.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the aggregate compensation paid to the company’s Chief Executive Officer (the “Principal Executive Officer”) and the two most highly compensated executive officers who were paid $100,000 or more during the 2006 fiscal year and the two most highly compensated non-executive officers who were paid $100,000 or more during the 2006 fiscal year (the “Named Executive Officers”). Except as set forth in the table below, no bonuses or other compensation was paid during the 2006 and 2005 fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Ronald S. Kaplan Chief Executive Officer (Principal Executive Officer) (1)	2006 2005	$ $	145,100 130,000	$ $	— —	$ $	— 10,300	$ $	145,100 140,300

John R. Oliver Chief Financial Officer and Secretary (Principal Financial Officer) (2)	2006 2005		$100,500 $61,100		$41,900 $31,400	$ $	— —	$ $	142,900 92,500

Lawrence Bernstein President (3)	2006 2005	$ $	90,400 11,500	$ $	23,700 23,700	$ $	— —	$ $	114,100 35,200

Warren Kaplan Chairperson (4)	2006 2005	$ $	— —	$ $	— —	$ $	143,200 117,800	$ $	143,200 117,800

(1)	Mr. Ron Kaplan’s All Other Compensation includes value of use of automobile and payout of earned unused vacation.

(2)	Mr. Oliver resigned as Chief Financial Officer and Secretary in September 2006.

(3)	Mr. Bernstein resigned as President in July 2006.

(4)	Mr. Warren Kaplan served as Chairperson from 2002 through November 2005. Mr. Warren Kaplan’s All Other Compensation reflected as $143,200 in the summary compensation table includes $101,300 paid to Judith Kaplan, our founder and former director and chairperson, and Ronel Management Company, wholly-owned by Warren Kaplan and Judith Kaplan, for consulting, financing and investment advisory services.

Equity Awards

To increase the officers, key employees and consultants interest in our company and to align their interests more closely with the interests of our company’s shareholders, the Board of Directors adopted an option plan called the “1996 Stock Option Plan” (the “Plan”) on May 28, 1996, as amended as of April 27, 2004 and March 2, 2005. The Plan as originally adopted and as amended as of April 27, 2004 was subsequently ratified by a majority vote of our company’s shareholders.

Under the Plan, our company has reserved an aggregate of 1,400,000 common shares for issuance pursuant to options granted under the Plan. Plan Options are either options qualifying as incentive stock options or options that do not qualify—non-qualified options. Any incentive option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of non-qualified options shall be determined by the Board of Directors or a committee of the Board but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant. As of December 31, 2006, there were 30,000 incentive options and 225,000 non-qualified options existing under the Plan. All of the options were granted at or above fair market value as of the date of grant.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth the outstanding equity awards at December 31, 2006 for the Named Executive Officers in the Summary Compensation Table:

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Ronald S. Kaplan	—	—	$—	—
John R. Oliver	—	—	$—	—
Lawrence Bernstein	—	—	$—	—
Warren Kaplan	100,000		$3.00	11/22/2008

Overview of Executive Compensation

We do not have an employment agreement with any of the executive officers named in the Summary Compensation Table. Employment may terminate at any time without severance. All are entitled to the standard benefits available to all employees and have executed our company’s nondisclosure and noncompete agreement, which all of our employees are obligated to sign, that provides that each employee will not compete with us during their employment and to always keep confidential our trade secrets and other confidential information.

Ronald Kaplan, our Chief Executive Officer and Chief Financial Officer, receives an annual base salary of $160,000 plus the value of the use of an automobile and the payout of unused vacation. We do not have an employment contract with Mr. Kaplan.

John R. Oliver, our Chief Financial Officer from June, 2005 through September, 2006, received an annual salary of $137,500. Mr. Oliver also received 150,000 options that vested over five years which expired unexercised upon termination of employment in September, 2006.

Lawrence Bernstein, our President from November, 2005 through July, 2006, received an annual salary of $125,000. Mr. Bernstein also received 250,000 options that vested over five years which expired unexercised upon termination of employment in July, 2006.

Richard Malagodi was appointed as our President and Chief Operating Officer in February, 2007. Mr. Malagodi is responsible for the management and operation of our toy and craft business. We do not currently have an employment agreement with Mr. Malagodi. Mr. Malagodi receives an annual base salary of $150,000.

In addition to the above-named executive officers, we paid $41,900 to Warren Kaplan, Chairperson of our Board through November 2005, and $101,300 to Ronel Management Company, wholly-owned by Warren Kaplan and Judith Kaplan, founder and former Board member, for consulting, financing, and investment advisory services both of which are reflected in the compensation table for Mr. Warren Kaplan. In August 2003, Mr. Warren Kaplan received 100,000 employee stock options expiring in November 2008.

Compensation of Directors

Directors who are full-time employees of our company receive no additional compensation for services rendered as members of our company’s Board or any committee thereof. Outside independent Directors of our company receive $1,500 per year, and our Audit Committee Chair receives $3,000 per year. Non-employee Directors receive meeting fees of $500 for each Board meeting attended in person, and $250 for each Board meeting attended telephonically. In addition, from time to time our company may grant incentive stock options with an exercise price greater than the market value of the underlying shares to the directors for services rendered while serving on the Board. In the past, outside directors have been granted 10,000 shares under the Stock Option Plan for each year of service on the Board at an exercise price above the market value of the shares as listed at the time of the grant.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Scott Runkel	$6,200	$15,000	$21,200
Ann E. W. Stone	$3,500	$14,500	$18,000
Dr. Barry Render	$1,500	$3,500	$5,000

(1)	Option awards outstanding at December 31, 2006 were 45,000 for Mr. Runkel, 20,000 for Ms. Stone and 10,000 for Dr. Render.

Other

401(k) Plan. Effective October 3, 1986 our company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Previously, employees who had worked for our company for 18 months were currently eligible for a 34% match of their subsequent contributions; however, the match policy was suspended January 1, 2003. Benefits are determined annually. The lowest 66% of paid employees may contribute the lesser of 15% of their salary or the applicable maximum allowed by the Internal Revenue Code. The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% of the average contribution of the lowest 66% of paid employees to the applicable maximum allowed by the Internal Revenue Code. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution. Our company shares have never been allowed to be invested in the 401(k) plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	255,000	$3.22	578,800
Equity compensation plans not approved by shareholders	None	N/A	N/A
Total	255,000	$3.22	578,800

These securities described in this table were granted solely under our company’s Amended and Restated 1996 Stock Option Plan. See “Stock Option Plan” above.

OWNERSHIP OF OUR SECURITIES

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding each person known by us to be the beneficial owner of more than 5% of our common shares, excluding persons who are our executive officers, directors or director nominees, as of May 2, 2007.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OUTSTANDING
Judith Kaplan c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 3281	2,059,710	(1)(2)	31.3%
Warren Kaplan c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 3281	1,822,568	(2)(3)	28.8%
Financial & Investment Management Group, Ltd. 111 Cass St. Traverse City, MI 49684	943,500	(4)	17.4%

(1)	Includes 464,634 shares owned individually and immediately exercisable options to purchase 50,000 shares at $3.00 per share. Also includes exercisable warrants to purchase 616,688 shares at $2.00 per share and includes exercisable warrants to purchase 469,634 at $3.25 per share until January 31, 2008 and $3.75 from February 1, 2008 until December 31, 2010. Ms. Kaplan disclaims beneficial ownership in all 458,754 of her husband’s shares.

(2)	Ms. Kaplan and Mr. Warren Kaplan disclaim beneficial ownership in all 65,566 of their adult daughter Elissa Paykin’s shares and exercisable warrants to purchase 167,566 shares at $3.25 per share until January 31, 2008 and $3.75 from February 1, 2008 until December 31, 2010 which are not included.

(3)	Includes 458,754 shares owned individually and immediately exercisable options to purchase 100,000 shares at $3.00 per share. Also includes exercisable warrants to purchase 327,426 shares at $2.00 per share and includes exercisable warrants to purchase 471,754 shares at $3.25 per share until January 31, 2008 and $3.75 from February 1, 2008 until December 31, 2010. Mr. Warren Kaplan disclaims beneficial ownership in all 464,634 of his wife’s shares.

(4)	According to a Schedule 13G filed February 7, 2007, Financial & Investment Management Group, Ltd (“FIMG”) is a registered investment advisor managing individual client accounts, the common shares owned by FIMG are held in accounts owned by the clients of FIMG, and FIMG disclaims beneficial ownership of such common shares.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common shares as of May 2, 2007. The information in this table provides the ownership information for

•	each of our directors and director nominees,

•	each of our executive officers, and

•	our executive officers, directors and director nominees as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner is c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 32810.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OUTSTANDING
Ronald S. Kaplan Chief Executive Officer, Chief Financial Officer and Chairperson of the Board	2,625,248	(1)	37.9%
Scott Runkel Director	55,000	(2)	<1.0%
Ann E.W. Stone Director	20,000	(3)	<1.0%
Dr. Barry Render Director	20,000	(4)	<1.0%
Richard S. Malagodi President and Chief Operating Officer	5,000	(5)	<1.0%
All Executive Officers and Directors as a Group (5 persons)	2,725,248	(6)	38.9%

(1)	Includes exercisable warrants to purchase 368,416 shares at $2.00 per share and includes exercisable warrants to purchase 1,128,416 at $3.25 per share until January 31, 2008 and $3.75 from February 1, 2008 until December 31, 2010.

(2)	Includes immediately exercisable options to purchase 5,000 shares at $1.88 per share, exercisable options to purchase 5,000 shares at $2.35 per share, exercisable options to purchase 10,000 shares at $3.04 per share, exercisable options to purchase 10,000 shares at $3.33 per share, exercisable options to purchase 10,000 shares at $4.38 per share, exercisable warrants to purchase 5,000 shares at $2.00 per share and exercisable warrants to purchase 5,000 shares at $3.25 per share until January 31, 2008 and $3.75 from February 1, 2008 until December 31, 2010. Excludes currently unexercisable options to purchase 5,000 shares at $2.35 per share.

(3)	Includes immediately exercisable options to purchase 10,000 shares at $3.50 per share and exercisable options to purchase 10,000 shares at $4.38 per share.

(4)	Includes 15,000 shares owned individually and immediately exercisable options to purchase 5,000 shares at $1.75 per share. Excludes currently unexercisable options to purchase 5,000 shares at $1.75 per share.

(5)	Includes 5,000 shares owned individually.

(6)	Includes immediately exercisable options to purchase 80,000 shares and exercisable warrants to purchase 1,496,832 shares.

CERTAIN TRANSACTIONS

During 2006, we paid $41,900 to Warren Kaplan, our former Chairperson of the Board, and $101,300 to Ronel Management Company, wholly-owned by Mr. Kaplan, and his wife, Judith Kaplan, founder and former Board member, for consulting, financing and investment advisory services both of which are reflected in the compensation table for Warren Kaplan.

During 2005, we paid $40,600 to Mr. Kaplan and $77,200 in 2005 to Ronel Management Company for consulting, financing and investment advisory services both of which are reflected in the compensation table for Warren Kaplan.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Principal Accounting Fees and Services

Moore Stephens Lovelace, P.A., acted as the principal accountants for our company for the fiscal year most recently completed. We expect representatives of Moore Stephens Lovelace, P.A. to be present at the Meeting, to have an opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. It is also expected that a Moore Stephens Lovelace P.A. representative will serve as the Inspector of Elections.

We paid the following fees to our auditor during 2006 and 2005:

Year Ending	Audit Fees(1)	Audit- Related Fees	Percentage of Audit-Related Services Approved by the Audit Committee	Tax Fees (2)	Percentage of Tax Services Approved by the Audit Committee	All Other Fees (3)	Percentage of All Other Services Approved by the Audit Committee
2006	$76,000	$0	N/A	$12,800	100%	$5,000	100%
2005	$53,500	$0	N/A	$13,800	100%	$500	100%

(1)	Audit Fees consist of fees for professional services rendered for the audit of our company’s annual financial statements and a review of the interim financial statements included in the quarterly reports and services normally provided by Moore Stephens Lovelace, P.A.

(2)	Tax Fees consists of fees for professional services rendered in preparing the federal and state tax returns, and for providing tax compliance, tax advice and tax planning assistance.

(3)	All Other Fees consist of fees for professional services rendered for research, consultation and review the Form S-3 filing.

Audit Committee’s Pre-approval Policy and Procedures

The Audit Committee of the Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our company’s independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the Audit Committee approves the service in advance or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. Pre-approval of audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. Pre-approval of non-audit services with an expected cost of less than $15,000 individually and in the aggregate may be delegated to management. During 2006, no services were provided to the company by Moore Stephens Lovelace, P.A. or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

NOMINATIONS FOR DIRECTORS

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairperson of the Nominating Committee will, with the assistance of our legal counsel, be primarily responsible for monitoring communications from shareholders and other interested parties and provide copies or summaries of such communications to the other directors as he or she considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairperson of the Nominating Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Ann E. W. Stone, Chairperson of the Nominating Committee, c/o Action Products International, Inc., 1101 North Keller Rd. Suite E, Orlando, Florida 32810. If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Board of Directors, it should submit any pertinent information regarding the candidate to Action Products International, Inc., Attn: Secretary, 1101 North Keller Road, Suite E, Orlando, Florida 32810.

If a shareholder wishes to nominate a candidate to be considered for election as a director at an annual meeting of shareholders using the procedures set forth Article XVII in our Bylaws, it must follow the procedures described below. Such nominations must be made pursuant to timely notice in writing to our secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by our secretary not later than the close of business on the 60th day prior to such meeting. Such shareholder’s notice shall set forth, as to each person whom the shareholder proposes to nominate for election as a director:

•	the name of such person;

•

a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder; and

•

any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

Such shareholder’s notice shall also set forth, as to such shareholder giving notice:

•

a representation that the shareholder is a holder of record of shares of our company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the name and address of the shareholder making such nomination, and

•	any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare at the meeting, and the defective nomination shall be disregarded.

Nominating Procedures

We made no changes to the procedures by which shareholders may recommend nominees to our Board of Directors.

Appendix I

Amended and Restated

Charter of the Audit Committee

of

The Board of Directors

of

Action Products International, Inc.

The objectives, policies and functions of the Audit Committee (the “Committee”) of the Board of Directors of Action Products International, Inc. (the “Company”) shall be as follows:

Purpose and Authority:

The Audit Committee (the “Committee”) shall assist the Board in oversight of (1) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s internal and independent auditors and the audits of the Company’s financial statements, and (5) compliance with the Company’s code of conduct for all Company employees. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.

As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors.

The Committee when appropriate may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Composition:

Independence

The Committee shall be composed of two or more directors, as determined by the Board, each of whom shall meet the independence requirements established by the Board, the Nasdaq Stock Market, Inc. (“Nasdaq”) and any other regulations applicable to the Company from time to time.

Financial Literacy/ Expertise

Each Committee member shall be financially literate in the business judgment of the Board. At least one Committee member shall have, through education and experience as a public accountant or auditor or a principal financial officer, comptroller or principal accounting officer or from performance of similar functions, sufficient financial expertise in accounting and auditing so as to be a “financial expert,” in accordance with such rules and regulations, including rules and regulations of Nasdaq, as may be applicable to the Company from time to time.

Service on Other Public Company Audit Committees

No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

Appointment and Removal of Members

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee. The Board may remove any member from the Committee at any time with or without cause.

Duties and Responsibilities:

The Committee shall have the following duties and responsibilities, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board.

Engagement of Independent Auditor

•

Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee and shall be ultimately accountable to the Committee and to the Board, as representatives of the shareholders of the Company.

•

Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services. Pre-approval of audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. Pre-approval of non-audit services with an expected cost less than $15,000 individually and in the aggregate may be delegated to management. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

•	Ensure that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

Evaluate Independent Auditor’s Qualifications, Performance and Independence

•	At least annually, evaluate the independent auditor’s qualifications, performance and independence, including that of the lead partner.

•

At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.

•

At least annually, obtain and review the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engage in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the Board take, appropriate action to satisfy itself of the independence of the outside auditor.

•

Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

•

Ensure that the independent auditor’s lead partner and reviewing partner are replaced every five years. Consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

•	Present the Committee’s conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.

Review Financial Statements and Financial Disclosure

•

Meet with management and the independent auditor to review and discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the report of the independent auditor thereon and to discuss any significant issues encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or the adequacy of internal controls.

•

Review with the independent auditor any audit problems or difficulties and management’s response, including significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the AICPA or SEC, and any management or internal control letters issued or proposed to be issued. Review and discuss with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function.

•

If so determined by the Committee, based on its review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS 61, and its discussions regarding the auditor’s independence, recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

•

Discuss earnings press releases, as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Periodic Assessment of Accounting Practices and Policies and Risk Management

•

Obtain and review timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

•	Review changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.

•	Discuss policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•

Review any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Review any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls. Inquire of independent auditor their assessment of the Company’s process for identifying, assessing, and responding to the risk of fraud.

•	Review any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.

•	Inquire of independent auditor their assessment of the Company’s process for identifying, assessing, and responding to the risk of fraud.

Related-Party Transactions

•	Review and approve all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Internal Audit Review

•	Review the responsibilities, functions and performance of the Company’s internal audit department, including internal audit plans, budget, and the scope and results of internal audits.

•

Periodically review with management, the internal audit department and the independent auditor the scope and adequacy of the internal accounting controls implemented to comply with the Foreign Corrupt Practices Act (“FCPA”).

•

Periodically review with management, the internal audit department and the independent auditor, and report to the Board regarding, the Company’s compliance with the recordkeeping provisions of the FCPA and SEC rules.

Proxy Statement Report of Audit Committee

•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Hiring Policies

•

Set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account, and ensure that such policies comply with any regulations applicable to the Company from time to time.

Ethics Compliance and Complaint Procedures

•

Develop and monitor compliance with a code of conduct for all Company employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company from time to time.

•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Reports to Board

•

Report regularly to the Board any issues that arise with respect to the quality and integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements and the performance and independence of the internal and independent auditors.

•	Provide minutes of Committee meetings to the Board and report to the Board on any significant matters arising from the Committee’s work.

Duties Exclusive to the Audit Committee:

The following duties, previously set forth in this Charter, shall be the exclusive responsibility of this Committee:

•

Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee.

•	Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide to the Company and approve the fees for such services.

•

(Pre-approval of audit and non-audit services may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings.)

•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings:

The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

The Committee shall meet at least quarterly in separate executive sessions with management, internal audit personnel and the independent auditor to discuss matters that the Committee or the other groups believe warrant Committee attention.

Evaluation:

The Committee shall review and reassess this Charter at least annually and, if appropriate, propose changes to the Board.

The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.

It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Appendix II

NOMINATING COMMITTEE CHARTER

OF

THE BOARD OF DIRECTORS

OF

ACTION PRODUCTS INTERNATIONAL, INC.

Purpose

The purpose of the Nominating Committee is to:

•	Identify individuals qualified to become Board members; and

•	Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders

Structure and Membership

•	Number. The Nominating Committee shall consist of such number of directors as the Board shall from time to time determine.

•	Independence. Except as otherwise permitted by the applicable rules of the Nasdaq Stock Market, each member of the Nominating Committee shall be “independent” as defined by such rules.

•	Chair. Unless the Board elects a Chair of the Nominating Committee, the Committee may elect a Chairperson by majority vote.

•	Compensation. The compensation of Nominating Committee members shall be as determined by the Board.

•

Selection and Removal. Members of the Nominating Committee shall be initially appointed by the Board, and thereafter upon the recommendation of the Committee. The Board may remove members of the Nominating Committee from such Committee, with or without cause.

Authority and Responsibilities

•

Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee shall be responsible for (i) identifying individuals qualified to become Board members and (ii) recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

•

Criteria for Selecting Directors. The Nominating Committee’s criteria for selecting directors are as set forth in the “Criteria for Nomination as a Director” set forth below .The Nominating Committee shall use such criteria and the principles set forth therein, and such other criteria that the Nominating Committee determines appropriate, to guide its director selection process. The Nominating Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

•	Selection of Committee Members. The Nominating Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Procedures and Administration

•

Meetings. The Nominating Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

•

Subcommittees. The Nominating Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

•	Reports to the Board. The Nominating Committee shall report regularly to the Board.

•	Charter. The Nominating Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Criteria for Nomination as a Director

General Criteria

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee shall consider the existing directors’ performance on the Board and any committee.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

ACTION PRODUCTS INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

May 31, 2007

The undersigned hereby constitutes and appoints Ann E. W. Stone, Director, the undersigned’s true and lawful attorney and proxy (with full power of substitution) (the “Proxy Agent”), to vote all of the shares of Action Products International, Inc. owned by the undersigned on May 2, 2007, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at our offices located at 1101 North Keller Road, Suite E, Orlando, Florida 32810 on May 31, 2007, at 10:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

Proposal 1. Election of Directors

To elect four directors as follows: Ronald S. Kaplan, Scott Runkel, Ann E.W. Stone, and Cecilia Sternberg for a one year term to expire at the 2008 Annual Meeting.

The Board recommends a vote FOR each nominee

☐ FOR ALL Nominees

☐ WITHHOLD ALL Nominees

☐ FOR ALL EXCEPT:

(To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided above.)

Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy Agent is authorized to vote the shares represented by this Proxy as her judgment indicates is in the best interest of Action Products International, Inc.

This Proxy is solicited on behalf of the Board of Directors of Action Products International, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder	Dated: , 2007

Signature of Joint Shareholder	Dated: , 2007

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Check this box if you plan to attend the Annual Meeting ☐

To Shareholders of Action Products International, Inc.:

Whether or not you are able to attend our 2007 Annual Meeting of Shareholders, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope. We look forward to receiving your voted Proxy at your earliest convenience.